                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-04078

                          SELIGMAN FRONTIER FUND, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 10/31

Date of reporting period: 10/31

Annual Report
and Prospectus                                                   (SELIGMAN LOGO)

SELIGMAN
FRONTIER FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
OCTOBER 31, 2009
(Prospectus also enclosed)

SELIGMAN FRONTIER FUND SEEKS TO PROVIDE SHAREHOLDERS
WITH GROWTH OF CAPITAL.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    2
Manager Commentary.................    5
The Fund's Long-term Performance...   12
Fund Expenses Example..............   14
Portfolio of Investments...........   17
Statement of Assets and
  Liabilities......................   23
Statement of Operations............   24
Statements of Changes in Net
  Assets...........................   25
Financial Highlights...............   27
Notes to Financial Statements......   35
Report of Independent Registered
  Public Accounting Firm...........   52
Federal Income Tax Information.....   54
Board Members and Officers.........   55
Proxy Voting.......................   59



RIVERSOURCE FAMILY OF FUNDS
Seligman Funds are a part of the RiverSource Family of Funds that includes funds branded "RiverSource,"
"RiverSource Partners," "Seligman" and "Threadneedle."
These funds share the same Board of Directors/Trustees and officers.


--------------------------------------------------------------------------------
                                 SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  1

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> Seligman Frontier Fund (the Fund) Class A shares gained 12.62% (excluding sales charge) for the 12-month period ended Oct. 31, 2009.

> The Fund outperformed its benchmark, the Russell 2000 Growth Index, which increased 11.34% during the same period.

> The Fund underperformed its peer group, as represented by the Lipper Small-Cap
  Growth Funds Index, which rose 15.66% for the 12-month period.

ANNUALIZED TOTAL RETURNS (for period ended Oct. 31, 2009)
--------------------------------------------------------------------------------


                                   1 YEAR  3 YEARS  5 YEARS  10 YEARS
---------------------------------------------------------------------
Seligman Frontier Fund
  Class A (excluding sales
     charge)                      +12.62%   -8.24%   -1.15%   -0.20%
---------------------------------------------------------------------
Russell 2000 Growth Index
  (unmanaged)                     +11.34%   -6.88%   +0.95%   +0.12%
---------------------------------------------------------------------
Lipper Small-Cap Growth Funds
  Index                           +15.66%   -6.87%   +0.33%   +1.33%
---------------------------------------------------------------------
Lipper Small-Cap Growth Funds
  Average                         +13.12%   -7.54%   +0.06%   +1.35%
---------------------------------------------------------------------


(See "The Fund's Long-term Performance" for index and average descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting seligman.com or calling 1(800) 221-2450.

The 5.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in fees and expenses. The Fund's returns reflect the effect of fee waivers/expense reimbursements, if any. Without such waivers/reimbursements, the Fund's returns would be lower. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices and average do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index or an average.


--------------------------------------------------------------------------------
2  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

AT OCT. 31, 2009
                                                                   SINCE
Without sales charge        1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  12/10/84)                +12.62%   -8.24%   -1.15%   -0.20%      N/A
--------------------------------------------------------------------------
Class B (inception
  4/22/96)                 +11.86%   -8.94%   -1.90%   -0.97%      N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +11.80%   -8.80%   -1.83%   -0.92%      N/A
--------------------------------------------------------------------------
Class I (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +0.69%**
--------------------------------------------------------------------------
Class R2 (inception
  4/30/03)                 +12.26%   -8.53%   -1.46%     N/A     +3.35%
--------------------------------------------------------------------------
Class R3 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +0.50%**
--------------------------------------------------------------------------
Class R4 (inception
  8/3/09)                     N/A      N/A      N/A      N/A     +0.58%**
--------------------------------------------------------------------------
Class R5 (inception
  11/30/01)                +12.97%   -7.80%   -0.60%     N/A     +0.74%
--------------------------------------------------------------------------

With sales charge
Class A (inception
  12/10/84)                 +6.21%  -10.03%   -2.31%   -0.79%      N/A
--------------------------------------------------------------------------
Class B (inception
  4/22/96)                  +6.86%   -9.58%   -2.17%   -0.97%      N/A
--------------------------------------------------------------------------
Class C (inception
  5/27/99)                 +10.80%   -8.80%   -1.83%   -0.92%      N/A
--------------------------------------------------------------------------



Class A share performance reflects the maximum initial sales charge of 5.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second year 4%; third and fourth years 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase. Sales charges do not apply to Class I, Class R2, Class R3, Class R4 and Class R5 shares. Class I, Class R2, Class R3, Class R4 and Class R5 are available to qualifying institutional investors only.

 *For classes with less than 10 years performance.
**Not annualized.


--------------------------------------------------------------------------------
                                 SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



         STYLE
VALUE    BLEND   GROWTH
                          LARGE
                          MEDIUM   SIZE
                    x     SMALL



Shading within the style matrix approximates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.


Investments in small-capitalization companies involve greater risks and volatility than investments in larger, more established companies.


--------------------------------------------------------------------------------
4  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

MANAGER COMMENTARY -------------------------------------------------------------

Dear Shareholders,

Seligman Frontier Fund (the Fund) Class A shares gained 12.62% (excluding sales charge) for the 12 months ended Oct. 31, 2009. The Fund outperformed its benchmark, the Russell 2000 Growth Index (the Russell Index), which rose 11.34%. The Fund, however, underperformed the Lipper Small-Cap Growth Funds Index, representing the Fund's peer group, which advanced 15.66%, during the same period.

SIGNIFICANT PERFORMANCE FACTORS
Overall, U.S. small-cap growth equities rebounded robustly from late 2008 weakness during the annual period ended Oct. 31, 2009. The climb to double-digit gains, however, was not a steady one. At the start of the period in November 2008, U.S. equities, broadly, were still reeling from the fallout of the global financial crisis that had come to the fore in mid-September 2008. Investor risk aversion persisted, with a focus on the systemic financial crisis and deepening economic recession through early March 2009. As a result, the Russell Index experienced one of the worst

SECTOR DIVERSIFICATION(1) (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Consumer Discretionary                     13.7%
------------------------------------------------
Consumer Staples                            3.3%
------------------------------------------------
Energy                                      4.7%
------------------------------------------------
Financials                                  8.0%
------------------------------------------------
Health Care                                19.3%
------------------------------------------------
Industrials                                18.5%
------------------------------------------------
Information Technology                     25.8%
------------------------------------------------
Materials                                   2.1%
------------------------------------------------
Telecommunication Services                  0.6%
------------------------------------------------
Utilities                                   0.7%
------------------------------------------------
Other(2)                                    3.3%
------------------------------------------------


(1) Sectors can be comprised of several industries. Please refer to the section entitled "Portfolio of Investments" for a complete listing. No single industry exceeds 25% of portfolio assets.

    Percentages indicated are based upon total investments (excluding Investments of Cash Collateral Received for Securities on Loan) as of Oct. 31, 2009. The Fund's composition is subject to change.

(2) Cash & Cash Equivalents.

The sectors identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.


--------------------------------------------------------------------------------
                                 SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  5

MANAGER COMMENTARY (continued) -------------------------------------------------

periods in its history, declining 31.14% from Nov. 1, 2008 through March 9, 2009. Unlike prior equity market sell-offs, there was little differentiation made by investors during these months between capitalizations, quality of fundamentals, style orientation, or even asset classes, as fear dominated and the nearly full liquidation of portfolios was sought as investors flocked to the safety of cash. The impact of the investor sell-off was compounded by the liquidation of several hedge funds and the threat of bankruptcy faced by many highly leveraged companies who were unsure when and if they would ever be able to access credit again. Equity valuations across the broad market declined to extraordinarily low levels.

Then, in early March 2009, investors began to show signs that they believed that the worst of the financial crisis was over and a second Great Depression had been averted. There was heightened confidence that massive and oft-unprecedented government programs designed to inject liquidity into the financial system and stimulate economic activity were beginning to work. Especially key were extremely accommodative monetary and fiscal policies by the U.S. government and bailouts of the auto industry. Soon thereafter, anticipation of a better economy


TOP TEN HOLDINGS (at Oct. 31, 2009; % of portfolio assets)
---------------------------------------------------------------------

Nuance Communications                       2.7%
------------------------------------------------
FTI Consulting                              2.5%
------------------------------------------------
Orion Marine Group                          2.3%
------------------------------------------------
Bally Technologies                          2.0%
------------------------------------------------
Coinstar                                    1.9%
------------------------------------------------
TeleTech Holdings                           1.5%
------------------------------------------------
CommScope                                   1.4%
------------------------------------------------
Dole Food                                   1.4%
------------------------------------------------
BE Aerospace                                1.3%
------------------------------------------------
GEO Group                                   1.3%
------------------------------------------------


Excludes Cash & Cash Equivalents and Investments of Cash Collateral Received for Securities on Loan.

For further detail about these holdings, please refer to the section entitled "Portfolio of Investments."

Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.



--------------------------------------------------------------------------------
6  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


transformed into real improvement in economic indicators, although at first, economic data was simply less bad than it was at the end of 2008 and early 2009. Corporate earnings overall were better than anticipated, due primarily to bottom-line growth achieved through quick and efficient cost-cutting measures. Conservative earnings guidance by many corporate CEOs also supported favorable comparisons. Housing market and manufacturing data improved, business inventories declined and retail sales were better than expected.

While consumers continued to be burdened by a weak labor market, the combination of improving financial conditions and stability in economic data stemmed the flight to safety and led to a dramatic increase in investors' appetite for risk. Measures of volatility declined and equity markets surged, as investors were spurred to move their money to potentially higher yielding assets. Small-cap growth stocks led the U.S. equity market rally higher, especially from the low of March 9(th) through the end of July, during which time the Russell Index soared 58.18%. As is typical in such rallies, the smaller, higher beta, lower quality stocks surged most, as investors sought companies believed to be most oversold.

In August and September, there was further evidence that the U.S. economy was stabilizing. The equity markets continued to perform well, but there was a leveling-off of returns. For example, the Russell Index returned 7.61% for this two-month period. October saw choppy equity market results and a slight rotation in investor preference from small-cap equities to large-cap equities, as economic data was more mixed and investors questioned how long one of the biggest equity


  The Fund outperformed the Russell Index during the annual period, due primarily to effective stock selection overall and to defensive sector positioning during the first half of the fiscal year.






--------------------------------------------------------------------------------
                                 SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  7

MANAGER COMMENTARY (continued) -------------------------------------------------


market recoveries ever could last. The Russell Index declined 6.95% in the month of October.

The Fund outperformed the Russell Index during the annual period, due primarily to effective stock selection overall and to defensive sector positioning during the first half of the fiscal year.

More specifically, an overweighted allocation to, and strong stock selection within, information technology contributed positively to the Fund's results during the annual period. The sector performed well, rebounding strongly in the equity market rally. Several small-cap information technology companies also benefited from substantial exposure to the international markets. Fund holdings within the software, Internet, communications equipment and semiconductor industries performed particularly well during the annual period. The major exception was a position in semiconductor company MICROSEMI, whose shares declined precipitously after it was revealed its CEO had lied about his education credentials.

Stock selection within the energy and financials sectors also contributed positively to the Fund's annual performance, more than offsetting the weak performance of the sectors themselves. In energy, an emphasis on exploration and production companies, such as CABOT OIL & GAS and QUICKSILVER RESOURCES, and oil services firms, such as DRIL-QUIP and OCEANEERING INTERNATIONAL, proved especially beneficial. Equally important, perhaps, was that the Fund did not own some of the poorest performers in the energy sector. In financials, a holding in MFA FINANCIAL was a standout performer. MFA Financial invests in mortgage-backed securities guaranteed by an agency of the U.S. government, including Ginnie Mae, Fannie Mae and Freddie Mac. These mortgage-backed securities performed well during the annual period, boosted by newly-introduced government support programs. Having only a modest allocation to banks, which were weaker performers within the financials sector, also proved effective.

Positioning within the consumer discretionary sector produced mixed results for the Fund. Having an underweighted allocation to consumer discretionary detracted, as it was one of the leading sectors in the March 2009 forward equity market rally that occurred from March

--------------------------------------------------------------------------------
8  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


through September. Within the sector, having only a modest exposure to apparel mall retailers also detracted as did stock selection within this segment. In particular, a holding in LULULEMON ATHLETICA disappointed. On the positive side, however, the effect of these detractors was somewhat mitigated by a focus on the gaming and education industries within the sector. In gaming, an emphasis on slot machine manufacturers, including BALLY TECHNOLOGIES and WMS INDUSTRIES, boosted the Fund's results, as did exposure to select Native American gaming and international gaming casinos. We had correctly anticipated that more locales would allow gaming facilities during the recession. Similarly, during a recession characterized by high unemployment levels, more people seek to further their education. Positions in CORINTHIAN COLLEGES, AMERICAN PUBLIC EDUCATION and ITT EDUCATIONAL SERVICES were strong performers for the Fund during the annual period.

The biggest detractor from the Fund's performance during the annual period was its positioning within industrials, where the Fund had a significant exposure to commercial and business services firms, such as consulting firms, private prison companies and waste removal providers. Consulting companies FTI CONSULTING and HURON CONSULTING GROUP, which were among the Fund's top holdings, performed well through March 2009 given their defensive characteristics and the nature of their businesses. FTI Consulting is one of the largest bankruptcy consulting firms in the U.S., and as such, had a growing client base during the first half of the fiscal year. Among Huron Consulting Group's specialties are hospital and health care consulting services, and the U.S. administration's emphasis on reforming the health care system drove the company's stock higher. In the exuberance of the equity market rally, however, a perception that investors should emphasize cyclical companies rather than defensive companies overcame the strength in these businesses' fundamentals. For the annual period overall, then, holdings in these consulting firms detracted.

CHANGES TO THE FUND'S PORTFOLIO
Overall, we shifted from a defensive stance within the Fund's portfolio to a posture more neutral to that of the Russell Index as the annual period progressed. In implementing this strategy, we reduced the Fund's allocations to information technology and health care. We also made

--------------------------------------------------------------------------------
                                 SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  9

MANAGER COMMENTARY (continued) -------------------------------------------------

some industry shifts within the consumer discretionary and industrials sectors given widespread anticipation of ongoing economic recovery. Within consumer discretionary, we took profits by reducing the Fund's exposure to education stocks, and increased its positions in restaurants and retailers that we believe may be the beneficiaries of improved consumer spending. Within industrials, we reduced the Fund's positions in business services companies and increased its allocation to more economically-sensitive segments of the sector, such as engineering and construction companies. With these changes, the Fund's portfolio turnover rate for the 12-month period was 162%.

At the end of October 2009, the Fund had its most significant allocations, relative to the Russell Index, in industrials, financials and energy, and its most modest exposures, relative to the Russell Index, in consumer discretionary and health care. The Fund had a relatively neutral weighting compared to the Russell Index in information technology at the end of the annual period.

OUR FUTURE STRATEGY
We believe the broad U.S. equity market will continue to rally through year-end 2009 and into the new year, though more moderately than we saw during the second half of the most recent annual period.

Over the medium-term, we anticipate low single-digit gains for the U.S. equity market overall by the end of 2010 with a significant amount of choppiness and volatility along the way. Indeed, we expect to see a more differentiated market in 2010, with abundant winners and losers, as investors return their focus to fundamentals, valuations and quality. In such an environment, individual stock selection becomes ever more important to generating value.

Given this backdrop, we are particularly enthusiastic going forward about seeking opportunities in the health care, information technology and industrials sectors. We believe health care will offer great opportunity once a health care reform bill is agreed upon and passed. Select information technology companies should be the beneficiary of anticipated increases in enterprise spending in the coming year. Industrials are expected to perform well as government stimulus monies continue to work their way through the economy and into the actualization of

--------------------------------------------------------------------------------
10  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


infrastructure projects. We believe the consumer is likely to continue to be pressured by persistently high levels of debt and unemployment.

We intend to continue to manage the Fund's portfolio with a focus on intensive bottom-up research, a strategy that we believe will serve the Fund well, regardless of market conditions.

Michael J. Alpert
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the RiverSource Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the RiverSource Family of Funds.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  11

THE FUND'S LONG-TERM PERFORMANCE  ----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in Seligman Frontier Fund Class A shares (from 11/1/99 to 10/31/09) as compared to the performance of the Russell 2000 Growth Index, the Lipper Small-Cap Growth Funds Index and the Lipper Small-Cap Growth Funds Average. In comparing the Fund's Class A shares to these indices and average, you should take into account the fact that the Fund's performance reflects the maximum initial sales charge of 5.75%, while such charges are not reflected in the performance of the indices and average. Returns for the Fund include the reinvestment of any distributions paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary or visiting seligman.com. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Oct. 31, 2009
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
SELIGMAN FRONTIER FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                 $10,621    $7,282    $8,897     $9,235
------------------------------------------------------------------------------------------
     Average annual total return                     +6.21%   -10.03%    -2.31%     -0.79%
------------------------------------------------------------------------------------------
RUSSELL 2000 GROWTH INDEX(1)
     Cumulative value of $10,000                    $11,134    $8,075   $10,484    $10,119
------------------------------------------------------------------------------------------
     Average annual total return                    +11.34%    -6.88%    +0.95%     +0.12%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS INDEX(2)
     Cumulative value of $10,000                    $11,566    $8,077   $10,165    $11,413
------------------------------------------------------------------------------------------
     Average annual total return                    +15.66%    -6.87%    +0.33%     +1.33%
------------------------------------------------------------------------------------------
LIPPER SMALL-CAP GROWTH FUNDS AVERAGE(3)
     Cumulative value of $10,000                    $11,312    $7,904   $10,030    $11,953
------------------------------------------------------------------------------------------
     Average annual total return                    +13.12%    -7.54%    +0.06%     +1.35%
------------------------------------------------------------------------------------------



Results for other share classes can be found on page 3.


--------------------------------------------------------------------------------
12  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN SELIGMAN FRONTIER FUND LINE
GRAPH)

                   SELIGMAN FRONTIER
                       FUND CLASS
                      A (INCLUDES         RUSSELL 2000      LIPPER SMALL-CAP       LIPPER SMALL-CAP
                     SALES CHARGE)      GROWTH INDEX(1)       GROWTH FUNDS           GROWTH FUNDS
                        ($9,235)           ($10,119)       INDEX(2) ($11,413)    AVERAGE(3) ($11,953)
                   -----------------    ---------------    ------------------    --------------------
10/99                  $  9,425             $10,000             $10,000                 $10,000
1/00                     12,377              12,885              13,392                  13,205
4/00                     12,165              12,778              13,984                  13,910
7/00                     11,749              12,037              14,119                  13,936
10/00                    11,574              11,616              13,748                  14,002
1/01                     10,853              10,906              12,794                  13,061
4/01                      9,478               9,603              11,160                  11,585
7/01                      9,815               9,232              11,096                  11,499
10/01                     8,561               7,957               9,456                   9,881
1/02                      9,099               8,832              10,479                  10,990
4/02                      9,534               8,784              10,369                  10,842
7/02                      7,500               6,406               7,907                   8,242
10/02                     7,098               6,241               7,733                   8,021
1/03                      6,817               6,213               7,614                   7,877
4/03                      7,340               6,720               8,151                   8,434
7/03                      8,232               8,197               9,830                  10,086
10/03                     9,237               9,146              11,013                  11,347
1/04                     10,106               9,985              11,852                  12,236
4/04                      9,793               9,514              11,153                  11,649
7/04                      9,174               9,126              10,677                  11,214
10/04                     9,785               9,652              11,227                  11,805
1/05                     10,476              10,356              12,069                  12,646
4/05                      9,327               9,461              11,229                  11,763
7/05                     10,517              11,186              13,148                  13,793
10/05                     9,939              10,705              12,551                  13,302
1/06                     11,386              12,384              14,290                  15,225
4/06                     11,963              12,879              14,877                  15,889
7/06                     10,666              11,358              13,081                  13,929
10/06                    11,955              12,532              14,129                  15,074
1/07                     12,787              13,040              14,989                  15,851
4/07                     13,266              13,463              15,554                  16,488
7/07                     13,276              13,269              15,634                  16,582
10/07                    14,695              14,629              17,173                  18,209
1/08                     11,778              12,447              14,450                  15,236
4/08                     11,654              12,560              14,460                  15,259
7/08                     11,710              12,770              13,883                  14,851
10/08                     8,201               9,089               9,867                  10,577
1/09                      7,323               7,782               8,573                   9,140
4/09                      8,133               8,746               9,766                  10,236
7/09                      9,213              10,106              11,132                  11,728
10/09                     9,235              10,119              11,413                  11,953




(1) The Russell 2000 Growth Index, an unmanaged index, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The index reflects reinvestment of all distributions and changes in market prices.
(2) The Lipper Small-Cap Growth Funds Index (the Lipper Index) includes the 30 largest small-cap growth funds tracked by Lipper Inc. The Lipper Index's returns include net reinvested dividends.*
(3) The Lipper Small-Cap Growth Funds Average (the Lipper Average) is an average of all funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper's U.S. Diversified Equity Small-Cap ceiling. The Lipper Average's returns include net reinvested dividends.*
  *On Nov. 1, 2009, the Lipper Index replaced the Lipper Average as the Fund's secondary benchmark. The Lipper Average includes all funds categorized by Lipper within the broad universe of funds in the Lipper Average, whereas the Lipper Index includes only a select peer group from the Lipper Average, as described above. This change was made to bring the selection of the Seligman Fund secondary benchmarks in line with the practice of the RiverSource Family of Funds, which would permit a common shareholder experience and provide a more focused peer group for performance comparison purposes. Information on both the Lipper Index and the Lipper Average will be included for a one-year transition period. Thereafter, only the Lipper Index will be included.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  13

FUND EXPENSES EXAMPLE ----------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. In addition to the ongoing expenses which the Fund bears directly, the Fund's shareholders indirectly bear the ongoing expenses of any funds in which the Fund invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). The Fund's indirect expense from investing in the acquired funds is based on the Fund's pro rata portion of the ongoing expenses charged by acquired funds using the expense ratio of each of the acquired funds as of the acquired fund's most recent shareholder report.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Oct. 31, 2009.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
14  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2009(a)  OCT. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class A
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,135.50        $ 8.94         1.67%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.70        $ 8.44         1.67%
-------------------------------------------------------------------------------------------

Class B
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,130.10        $12.98         2.43%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.89        $12.26         2.43%
-------------------------------------------------------------------------------------------

Class C
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,131.40        $12.93         2.42%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,012.94        $12.21         2.42%
-------------------------------------------------------------------------------------------

Class I
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,006.90        $ 2.56         1.06%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,019.75        $ 5.37         1.06%
-------------------------------------------------------------------------------------------

Class R2
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,132.00        $10.53         1.97%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,015.19        $ 9.95         1.97%
-------------------------------------------------------------------------------------------

Class R3
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,005.00        $ 3.92         1.62%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,016.95        $ 8.19         1.62%
-------------------------------------------------------------------------------------------

Class R4
-------------------------------------------------------------------------------------------
  Actual(d)                         $1,000        $1,005.80        $ 3.31         1.37%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.20        $ 6.93         1.37%
-------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE (continued) ----------------------------------------------

                                   BEGINNING        ENDING        EXPENSES
                                 ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING     ANNUALIZED
                                MAY 1, 2009(a)  OCT. 31, 2009  THE PERIOD(b)  EXPENSE RATIO
-------------------------------------------------------------------------------------------
Class R5
-------------------------------------------------------------------------------------------
  Actual(c)                         $1,000        $1,135.60        $ 7.39         1.38%
-------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000        $1,018.15        $ 6.98         1.38%
-------------------------------------------------------------------------------------------


(a) The beginning account values for Classes I, R3 and R4 are as of the close of business on Aug. 3, 2009 (when shares of these classes became publicly available) for actual expense calculations, and as of May 1, 2009 for hypothetical expense calculations.
(b) Expenses for Classes A, B, C, R2 and R5 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses for Classes I, R3 and R4 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 88/365 (to reflect the period from Aug. 3, 2009 to Oct. 31, 2009). Hypothetical expenses for Classes I, R3 and R4 are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(c) Based on the actual return for the six months ended Oct. 31, 2009: +13.55% for Class A, +13.01% for Class B, +13.14% for Class C, +13.20% for Class R2 and +13.56% for Class R5.
(d) Based on the actual return for the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009: +0.69% for Class I, +0.50% for Class R3 and +0.58% for Class R4.


--------------------------------------------------------------------------------
16  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

PORTFOLIO OF INVESTMENTS -------------------------------------------------------

OCT. 31, 2009
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES


COMMON STOCKS (98.7%)
ISSUER                                                 SHARES                VALUE(a)
AEROSPACE & DEFENSE (5.5%)
AeroVironment                                           15,900(b)            $423,894
American Science & Engineering                           2,300                152,076
BE Aerospace                                            26,400(b,d)           468,072
DigitalGlobe                                            10,647(b)             237,748
Ducommun                                                16,500(d)             280,830
Stanley                                                 13,500(b,d)           381,375
                                                                      ---------------
Total                                                                       1,943,995
-------------------------------------------------------------------------------------

AUTO COMPONENTS (0.6%)
Amerigon                                                32,600(b,d)           209,618
-------------------------------------------------------------------------------------

BIOTECHNOLOGY (6.0%)
Affymax                                                  9,000(b,d)           181,260
Alexion Pharmaceuticals                                  3,100(b)             137,671
Allos Therapeutics                                      53,300(b)             301,145
AMAG Pharmaceuticals                                     8,800(b,d)           332,464
BioMarin Pharmaceutical                                 26,600(b,d)           413,896
Celera                                                  64,400(b,d)           398,636
Facet Biotech                                            9,320(b,d)           159,652
OSI Pharmaceuticals                                      5,800(b,d)           186,876
                                                                      ---------------
Total                                                                       2,111,600
-------------------------------------------------------------------------------------

CAPITAL MARKETS (3.5%)
Affiliated Managers Group                                6,000(b,d)           380,940
Artio Global Investors                                   7,609(b)             178,888
Duff & Phelps Cl A                                       8,518(d)             146,424
Piper Jaffray Companies                                  3,700(b)             171,643
Stifel Financial                                         4,700(b,d)           244,212
Thomas Weisel Partners Group                            26,000(b,d)           117,780
                                                                      ---------------
Total                                                                       1,239,887
-------------------------------------------------------------------------------------

COMMERCIAL BANKS (0.6%)
Signature Bank                                           6,600(b)             208,296
-------------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES (4.0%)
Clean Harbors                                            4,800(b)             270,960
Corrections Corp of America                             18,544(b,d)           443,943
GEO Group                                               21,400(b,d)           452,610
Tetra Tech                                               9,900(b)             254,727
                                                                      ---------------
Total                                                                       1,422,240
-------------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT (3.6%)
CommScope                                               17,563(b)             474,552
Emulex                                                  33,800(b)             341,380
F5 Networks                                              4,400(b)             197,516
Ixia                                                    38,300(b,d)           254,695
                                                                      ---------------
Total                                                                       1,268,143
-------------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS (1.0%)
Netezza                                                 28,300(b,d)           261,492
Synaptics                                                3,900(b,d)            87,750
                                                                      ---------------
Total                                                                         349,242
-------------------------------------------------------------------------------------

CONSTRUCTION & ENGINEERING (3.0%)
MYR Group                                               14,829(b)             254,762
Orion Marine Group                                      42,043(b)             800,499
                                                                      ---------------
Total                                                                       1,055,261
-------------------------------------------------------------------------------------

CONTAINERS & PACKAGING (0.4%)
Rock-Tenn Cl A                                           3,400                148,920
-------------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES (3.0%)
American Public Education                               11,800(b,d)           376,420
Coinstar                                                21,000(b,d)           666,540
                                                                      ---------------
Total                                                                       1,042,960
-------------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION SERVICES (0.6%)
Neutral Tandem                                          10,200(b,d)           215,118
-------------------------------------------------------------------------------------

ELECTRIC UTILITIES (0.7%)
ITC Holdings                                             5,600                248,752
-------------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT (0.9%)
GrafTech Intl                                           22,400(b,d)           302,400
-------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS (0.9%)
Itron                                                    2,611(b,d)          $156,764
L-1 Identity Solutions                                  29,200(b,d)           172,572
                                                                      ---------------
Total                                                                         329,336
-------------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES (1.0%)
Dril-Quip                                                6,900(b,d)           335,271
-------------------------------------------------------------------------------------

FOOD PRODUCTS (1.6%)
Calavo Growers                                           6,100(d)             108,885
Dole Food                                               40,000(b,d)           469,600
                                                                      ---------------
Total                                                                         578,485
-------------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES (2.0%)
American Medical Systems Holdings                       16,900(b)             260,598
Integra LifeSciences Holdings                            4,467(b)             136,422
Wright Medical Group                                    19,800(b,d)           321,750
                                                                      ---------------
Total                                                                         718,770
-------------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES (9.7%)
Alliance HealthCare Services                            44,400(b)             241,536
Amedisys                                                10,000(b,d)           397,900
AmSurg                                                   8,600(b,d)           181,202
Centene                                                  9,600(b)             171,168
Chemed                                                   8,800(d)             398,815
Five Star Quality Care                                  92,000(b)             317,400
Genoptix                                                 8,400(b,d)           292,236
Gentiva Health Services                                 13,000(b,d)           312,000
Kindred Healthcare                                      17,300(b)             254,310
MEDNAX                                                   7,398(b,d)           384,104
Odyssey HealthCare                                       5,500(b)              76,670
Skilled Healthcare Group Cl A                           44,948(b,d)           361,382
                                                                      ---------------
Total                                                                       3,388,723
-------------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE (3.8%)
Bally Technologies                                      17,500(b)             689,325
California Pizza Kitchen                                19,800(b,d)           257,202
Einstein Noah Restaurant Group                          16,600(b,d)           216,132
Morgans Hotel Group                                     48,967(b)             162,570
                                                                      ---------------
Total                                                                       1,325,229
-------------------------------------------------------------------------------------

INSURANCE (1.9%)
Aspen Insurance Holdings                                17,000(c)             438,600
First American                                           7,900(d)             240,081
                                                                      ---------------
Total                                                                         678,681
-------------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL (1.2%)
Shutterfly                                              17,500(b,d)           246,750
Vitacost.com                                            16,228(b)             160,982
                                                                      ---------------
Total                                                                         407,732
-------------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES (2.9%)
Art Technology Group                                    91,200(b)             375,744
Equinix                                                  2,700(b,d)           230,364
Infospace                                                6,100(b)              52,277
Vistaprint                                               6,851(b,c,d)         349,744
                                                                      ---------------
Total                                                                       1,008,129
-------------------------------------------------------------------------------------

IT SERVICES (3.1%)
Information Services Group                              53,200(b)             191,520
Lender Processing Services                               9,900                394,020
TeleTech Holdings                                       28,800(b)             515,232
                                                                      ---------------
Total                                                                       1,100,772
-------------------------------------------------------------------------------------

MACHINERY (0.5%)
Kaydon                                                   5,000(d)             174,950
-------------------------------------------------------------------------------------

MEDIA (0.5%)
Dolan Media                                             15,000(b)             179,100
-------------------------------------------------------------------------------------

METALS & MINING (1.7%)
Horsehead Holding                                       24,164(b,d)           230,283
Walter Energy                                            6,200                362,700
                                                                      ---------------
Total                                                                         592,983
-------------------------------------------------------------------------------------

MULTILINE RETAIL (0.9%)
Big Lots                                                12,300(b)             308,115
-------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

COMMON STOCKS (CONTINUED)
ISSUER                                                 SHARES                VALUE(a)

OIL, GAS & CONSUMABLE FUELS (3.8%)
Approach Resources                                      23,300(b)            $180,808
Arena Resources                                          8,800(b)             327,888
Brigham Exploration                                     22,621(b)             214,900
Goodrich Petroleum                                       9,900(b,d)           254,133
Whiting Petroleum                                        6,600(b)             372,240
                                                                      ---------------
Total                                                                       1,349,969
-------------------------------------------------------------------------------------

PERSONAL PRODUCTS (1.7%)
Alberto-Culver                                          11,200                300,384
Chattem                                                  4,600(b,d)           291,502
                                                                      ---------------
Total                                                                         591,886
-------------------------------------------------------------------------------------

PHARMACEUTICALS (2.0%)
Auxilium Pharmaceuticals                                 5,400(b,d)           169,884
Cypress Bioscience                                      38,200(b,d)           234,548
Endo Pharmaceuticals Holdings                           13,200(b)             295,680
                                                                      ---------------
Total                                                                         700,112
-------------------------------------------------------------------------------------

PROFESSIONAL SERVICES (3.6%)
FTI Consulting                                          21,600(b)             881,496
Huron Consulting Group                                  16,450(b)             381,640
                                                                      ---------------
Total                                                                       1,263,136
-------------------------------------------------------------------------------------

REAL ESTATE INVESTMENT TRUSTS (REITS) (1.4%)
MFA Financial                                           48,300(d)             358,386
Redwood Trust                                           10,197(d)             142,146
                                                                      ---------------
Total                                                                         500,532
-------------------------------------------------------------------------------------

ROAD & RAIL (0.4%)
Con-way                                                  4,500                148,455
-------------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (7.6%)
ANADIGICS                                               60,200(b)             193,242
Atheros Communications                                  10,200(b)             251,124
Entegris                                                70,342(b)             264,486
Intersil Cl A                                           13,400                168,170
Microsemi                                               32,922(b,d)           438,192
ON Semiconductor                                        65,991(b,d)           441,480
Silicon Laboratories                                     6,600(b,d)           276,540
Tessera Technologies                                    16,000(b)             353,760
Varian Semiconductor Equipment Associates                9,000(b)             255,510
                                                                      ---------------
Total                                                                       2,642,504
-------------------------------------------------------------------------------------

SOFTWARE (7.3%)
Ariba                                                   19,100(b,d)           225,762
Informatica                                             12,378(b,d)           262,785
Lawson Software                                         45,300(b)             285,843
NICE Systems ADR                                         5,981(b,c,d)         185,232
Nuance Communications                                   70,275(b,d)           921,305
Rovi                                                    12,062(b)             332,308
SuccessFactors                                          22,337(b)             341,533
                                                                      ---------------
Total                                                                       2,554,768
-------------------------------------------------------------------------------------

SPECIALTY RETAIL (2.9%)
Abercrombie & Fitch Cl A                                 5,800(d)             190,356
Aeropostale                                              3,600(b,d)           135,108
Ulta Salon Cosmetics & Fragrance                        18,500(b)             280,090
Vitamin Shoppe                                           9,890(b)             173,767
Zumiez                                                  16,500(b,d)           222,255
                                                                      ---------------
Total                                                                       1,001,576
-------------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS (1.3%)
Deckers Outdoor                                          1,800(b)             161,406
Fuqi Intl                                               13,920(b,c,d)         285,221
                                                                      ---------------
Total                                                                         446,627
-------------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE (0.7%)
First Niagara Financial Group                           20,300                260,652
-------------------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS (0.4%)
Titan Machinery                                         12,800(b,d)           137,344
-------------------------------------------------------------------------------------

TRANSPORTATION INFRASTRUCTURE (0.5%)
Aegean Marine Petroleum Network                          7,800(c)             183,300
-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost: $38,202,933)                                                       $34,673,569
-------------------------------------------------------------------------------------



MONEY MARKET FUND (3.4%)
                                                       SHARES                VALUE(a)
RiverSource Short-Term Cash Fund, 0.25%              1,176,591(e)          $1,176,591
-------------------------------------------------------------------------------------
TOTAL MONEY MARKET FUND
(Cost: $1,176,591)                                                         $1,176,591
-------------------------------------------------------------------------------------





                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

INVESTMENTS OF CASH COLLATERAL RECEIVED
FOR SECURITIES ON LOAN (25.5%)
                                                       SHARES                VALUE(a)
CASH COLLATERAL REINVESTMENT FUND
JPMorgan Prime Money Market Fund                     8,954,128             $8,954,128
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS OF CASH COLLATERAL RECEIVED FOR SECURITIES ON LOAN
(Cost: $8,954,128)                                                         $8,954,128
-------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $48,333,652)(f)                                                    $44,804,288
=====================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using policies described in Note 2 to the financial statements.

(b)  Non-income producing.

(c) Foreign security values are stated in U.S. dollars. At Oct. 31, 2009, the value of foreign securities represented 4.1% of net assets.

(d) At Oct. 31, 2009, security was partially or fully on loan. See Note 6 to the financial statements.

(e) Affiliated Money Market Fund -- See Note 7 to the financial statements. The rate shown is the seven-day current annualized yield at Oct. 31, 2009.

(f) At Oct. 31, 2009, the cost of securities for federal income tax purposes was $48,891,268 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

     Unrealized appreciation                          $2,576,650
     Unrealized depreciation                          (6,663,630)
     -----------------------------------------------------------
     Net unrealized depreciation                     $(4,086,980)
     -----------------------------------------------------------


The industries identified above are based on the Global Industry Classification Standard (GICS), which was developed by and is the exclusive property of Morgan Stanley Capital International Inc. and Standard & Poor's, a division of The McGraw-Hill Companies, Inc.



--------------------------------------------------------------------------------
20  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

FAIR VALUE MEASUREMENTS


Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund's assumptions about the information market participants would use in pricing an investment. An investment's level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability's fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

     - Level 1 -- Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

     - Level 2 -- Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

     - Level 3 -- Valuations based on significant unobservable inputs (including the Fund's own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment's fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Fund evaluates and determines whether those closing prices reflect fair value at the close of the New York Stock Exchange (NYSE) or require adjustment, as described in Note 2 to the financial statements -- Valuation of securities.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as

--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued) -------------------------------------------

Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in a valuation model may include, but are not limited to, financial statement analysis, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund's investments as of Oct. 31, 2009:

                                                FAIR VALUE AT OCT. 31, 2009
                              --------------------------------------------------------------
                                   LEVEL 1          LEVEL 2
                                QUOTED PRICES        OTHER          LEVEL 3
                                  IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                                 MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION                   IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
--------------------------------------------------------------------------------------------
Equity Securities
  Common Stocks(a)               $34,673,569          $--             $--        $34,673,569
--------------------------------------------------------------------------------------------
Total Equity Securities           34,673,569           --              --         34,673,569
--------------------------------------------------------------------------------------------
Other
  Affiliated Money Market
    Fund(b)                        1,176,591           --              --          1,176,591
  Investments of Cash
    Collateral Received
    for Securities on Loan         8,954,128           --              --          8,954,128
--------------------------------------------------------------------------------------------
Total Other                       10,130,719           --              --         10,130,719
--------------------------------------------------------------------------------------------
Total                            $44,804,288          $--             $--        $44,804,288
--------------------------------------------------------------------------------------------


(a) All industry classifications are identified in the Portfolio of Investments.
(b) Money market fund that is a sweep investment for cash balances in the Fund at Oct. 31, 2009.



HOW TO FIND INFORMATION ABOUT THE FUND'S QUARTERLY PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1(800) SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as filed on Form N-Q, can be obtained without charge, upon request, by calling the RiverSource Family of Funds at 1(800) 221-2450.


--------------------------------------------------------------------------------
22  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES  -------------------------------------------
OCT. 31, 2009


ASSETS
Investments in securities, at value
  Unaffiliated issuers* (identified cost $38,202,933)              $34,673,569
  Affiliated money market fund (identified cost $1,176,591)          1,176,591
  Investments of cash collateral received for securities on loan
    (identified cost $8,954,128)                                     8,954,128
------------------------------------------------------------------------------
Total investments in securities (identified cost $48,333,652)       44,804,288
Capital shares receivable                                               11,099
Dividends and accrued interest receivable                                5,058
Receivable for investment securities sold                              356,889
------------------------------------------------------------------------------
Total assets                                                        45,177,334
------------------------------------------------------------------------------
LIABILITIES
Capital shares payable                                                  96,901
Payable for investment securities purchased                            910,105
Payable upon return of securities loaned                             8,954,128
Accrued investment management services fees                                877
Accrued distribution fees                                                  449
Accrued transfer agency fees                                            28,234
Accrued administrative services fees                                        79
Accrued plan administration services fees                                    1
Other accrued expenses                                                  67,462
------------------------------------------------------------------------------
Total liabilities                                                   10,058,236
------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                 $35,119,098
------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.10 par value                                    $   455,979
Additional paid-in capital                                          47,639,568
Excess of distributions over net investment income                        (755)
Accumulated net realized gain (loss)                                (9,446,330)
Unrealized appreciation (depreciation) on investments               (3,529,364)
------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding
  capital stock                                                    $35,119,098
------------------------------------------------------------------------------
*Including securities on loan, at value                            $ 8,448,078
------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                             NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $23,379,805            2,848,890                       $8.21(1)
Class B                     $ 1,118,495              169,585                       $6.60
Class C                     $ 8,899,070            1,342,806                       $6.63
Class I                     $   999,800              114,806                       $8.71
Class R2                    $    81,518               10,109                       $8.06
Class R3                    $     5,027                  623                       $8.07
Class R4                    $     9,819                1,128                       $8.70
Class R5                    $   625,564               71,840                       $8.71
----------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $8.71. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.
The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  23

STATEMENT OF OPERATIONS  -------------------------------------------------------
YEAR ENDED OCT. 31, 2009


INVESTMENT INCOME
Income:
Dividends                                                          $   318,218
Interest                                                                 3,477
Income distributions from affiliated money market fund                     934
Income from securities lending -- net                                   10,479
------------------------------------------------------------------------------
Total income                                                           333,108
------------------------------------------------------------------------------
Expenses:
Investment management services fees                                    321,582
Distribution fees
  Class A                                                               56,264
  Class B                                                               11,282
  Class C                                                               86,834
  Class R2                                                                 453
  Class R3                                                                   3
Transfer agency fees
  Class A                                                              169,027
  Class B                                                                8,606
  Class C                                                               65,625
  Class R2                                                                 506
  Class R3                                                                   1
  Class R4                                                                   1
  Class R5                                                               5,283
Administrative services fees                                            10,073
Plan administration services fees
  Class R2                                                                  96
  Class R3                                                                   3
  Class R4                                                                   4
Compensation of board members                                            1,038
Custodian fees                                                          35,870
Printing and postage                                                    87,752
Registration fees                                                       66,329
Professional fees                                                       30,613
Other                                                                    8,792
------------------------------------------------------------------------------
Total expenses                                                         966,037
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (251,292)
------------------------------------------------------------------------------
Total net expenses                                                     714,745
------------------------------------------------------------------------------
Investment income (loss) -- net                                       (381,637)
------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on security transactions                   (7,643,366)
Net change in unrealized appreciation (depreciation) on
  investments                                                       11,701,825
Increase from payment from the investment manager (Note 2)               2,908
------------------------------------------------------------------------------
Net gain (loss) on investments                                       4,061,367
------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $ 3,679,730
------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
24  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS  -------------------------------------------


YEAR ENDED OCT. 31,                                                       2009          2008
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  (381,637) $   (767,514)
Net realized gain (loss) on investments                             (7,643,366)   (1,654,925)
Net change in unrealized appreciation (depreciation) on
  investments                                                       11,701,825   (32,239,506)
Increase from payments from the investment manager (Note 2)              2,908        91,980
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      3,679,730   (34,569,965)
--------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net realized gain
    Class A                                                                 --    (8,068,738)
    Class B                                                                 --      (611,137)
    Class C                                                                 --      (569,416)
    Class D*                                                               N/A    (3,365,450)
    Class R2                                                                --       (15,676)
    Class R5                                                                --      (809,333)
--------------------------------------------------------------------------------------------
Total distributions                                                         --   (13,439,750)
--------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS (continued)  -------------------------------

YEAR ENDED OCT. 31,                                                       2009          2008
CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                   $ 1,006,336  $  1,818,822
  Class B shares                                                        73,600       182,705
  Class C shares                                                       404,823     1,212,654
  Class D shares*                                                          N/A       401,199
  Class I shares                                                       990,787           N/A
  Class R2 shares                                                       52,554        66,480
  Class R3 shares                                                        5,000           N/A
  Class R4 shares                                                       10,000           N/A
  Class R5 shares                                                      764,627     1,061,694
Reinvestment of distributions at net asset value
  Class A shares                                                            --     7,263,856
  Class B shares                                                            --       590,665
  Class C shares                                                            --       533,659
  Class D shares*                                                          N/A     3,096,305
  Class R2 shares                                                           --        15,677
  Class R5 shares                                                           --       809,333
Conversions from Class B to Class A
  Class A shares                                                       141,056       342,536
  Class B shares                                                      (141,056)     (342,536)
Conversions from Class D to Class C
  Class C shares                                                           N/A    13,497,115
  Class D shares*                                                          N/A   (13,497,115)
Payments for redemptions
  Class A shares                                                    (5,565,646)   (7,098,755)
  Class B shares                                                      (222,397)     (586,275)
  Class C shares                                                    (1,953,473)   (2,896,045)
  Class D shares*                                                          N/A    (1,982,925)
  Class R2 shares                                                      (63,234)      (26,223)
  Class R5 shares                                                   (3,375,869)     (879,399)
--------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions   (7,872,892)    3,583,427
--------------------------------------------------------------------------------------------
Proceeds from regulatory settlement (Note 9)                                --       665,627
--------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                             (4,193,162)  (43,760,661)
Net assets at beginning of year                                     39,312,260    83,072,921
--------------------------------------------------------------------------------------------
Net assets at end of year                                          $35,119,098  $ 39,312,260
--------------------------------------------------------------------------------------------
Excess of distributions over net investment income                 $      (755) $       (833)
--------------------------------------------------------------------------------------------


* Effective May 16, 2008, Class D shares converted to Class C shares.

Certain line items from the prior year have been renamed to conform to the current year presentation.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
26  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

The following tables are intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

                                                                     YEAR ENDED OCT. 31,
CLASS A                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.29       $15.63      $14.29      $12.36      $12.17
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.08)        (.12)       (.21)       (.21)       (.21)
Net gains (losses) (both realized and
 unrealized)                                         1.00        (5.93)       3.18        2.64         .40
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .92        (6.05)       2.97        2.43         .19
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(a)                 --          .12          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.41)      (1.63)       (.50)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.21        $7.29      $15.63      $14.29      $12.36
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.62%      (44.19%)(a)  22.93%      20.29%       1.56%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.62%        2.05%       1.90%       1.97%       2.01%
----------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement(c)                            1.86%        1.97%       1.90%       1.97%       2.01%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.91%)      (1.13%)     (1.47%)     (1.60%)     (1.70%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $23          $25         $52         $48         $48
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              162%         156%        116%         92%         96%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  27

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS B                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.90       $13.22      $12.42      $10.88      $10.80
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.16)       (.27)       (.27)       (.27)
Net gains (losses) (both realized and
 unrealized)                                          .82        (4.85)       2.70        2.31         .35
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .70        (5.01)       2.43        2.04         .08
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(a)                 --          .10          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.41)      (1.63)       (.50)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.60        $5.90      $13.22      $12.42      $10.88
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.86%      (44.62%)(a)  21.90%      19.43%        .74%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               3.38%        2.81%       2.66%       2.73%       2.76%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   2.63%        2.73%       2.66%       2.73%       2.76%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.65%)      (1.89%)     (2.23%)     (2.36%)     (2.45%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1           $1          $3          $4          $7
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              162%         156%        116%         92%         96%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
28  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS C                                            -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $5.93       $13.23      $12.42      $10.89      $10.81
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.12)        (.15)       (.27)       (.27)       (.27)
Net gains (losses) (both realized and
 unrealized)                                          .82        (4.84)       2.71        2.30         .35
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .70        (4.99)       2.44        2.03         .08
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(a)                 --          .10          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.41)      (1.63)       (.50)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $6.63        $5.93      $13.23      $12.42      $10.89
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       11.80%      (44.38%)(a)  22.00%      19.31%        .74%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               3.36%        2.81%       2.66%       2.73%       2.76%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   2.61%        2.73%       2.66%       2.73%       2.76%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.66%)      (1.89%)     (2.23%)     (2.36%)     (2.45%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $9           $9          $3          $3          $3
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              162%         156%        116%         92%         96%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  29

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   PERIOD ENDED
CLASS I                                              OCT. 31,
PER SHARE DATA                                        2009(d)
Net asset value, beginning of period                   $8.65
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.01)
Net gains (losses) (both realized and
 unrealized)                                             .07
---------------------------------------------------------------
Total from investment operations                         .06
---------------------------------------------------------------
Net asset value, end of period                         $8.71
---------------------------------------------------------------
TOTAL RETURN                                            .69%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                         1.30%(e)
---------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                      1.06%(e)
---------------------------------------------------------------
Net investment income (loss)                           (.39%)(e)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                   $1
---------------------------------------------------------------
Portfolio turnover rate                                 162%
---------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
30  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R2*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.18       $15.47      $14.20      $12.30      $12.17
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.10)        (.14)       (.24)       (.25)       (.25)
Net gains (losses) (both realized and
 unrealized)                                          .98        (5.86)       3.14        2.65         .38
----------------------------------------------------------------------------------------------------------
Total from investment operations                      .88        (6.00)       2.90        2.40         .13
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(a)                 --          .12          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.41)      (1.63)       (.50)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.06        $7.18      $15.47      $14.20      $12.30
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.26%      (44.36%)(a)  22.53%      20.14%       1.07%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               2.90%        2.31%       2.15%       2.23%       2.25%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   2.14%        2.23%       2.15%       2.23%       2.25%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                       (1.21%)      (1.39%)     (1.72%)     (1.86%)     (1.94%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)               $--          $--         $--         $--         $--
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              162%         156%        116%         92%         96%
----------------------------------------------------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  31

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                   PERIOD ENDED
CLASS R3                                             OCT. 31,
PER SHARE DATA                                        2009(d)
Net asset value, beginning of period                   $8.03
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.02)
Net gains (losses) (both realized and
 unrealized)                                             .06
---------------------------------------------------------------
Total from investment operations                         .04
---------------------------------------------------------------
Net asset value, end of period                         $8.07
---------------------------------------------------------------
TOTAL RETURN                                            .50%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                         2.00%(e)
---------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                      1.62%(e)
---------------------------------------------------------------
Net investment income (loss)                           (.94%)(e)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 162%
---------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
32  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

                                                   PERIOD ENDED
CLASS R4                                             OCT. 31,
PER SHARE DATA                                        2009(d)
Net asset value, beginning of period                   $8.65
---------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                            (.01)
Net gains (losses) (both realized and
 unrealized)                                             .06
---------------------------------------------------------------
Total from investment operations                         .05
---------------------------------------------------------------
Net asset value, end of period                         $8.70
---------------------------------------------------------------
TOTAL RETURN                                            .58%
---------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense waiver/
 reimbursement                                         1.53%(e)
---------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                      1.37%(e)
---------------------------------------------------------------
Net investment income (loss)                           (.56%)(e)
---------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                  $--
---------------------------------------------------------------
Portfolio turnover rate                                 162%
---------------------------------------------------------------



See accompanying Notes to Financial Highlights.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  33

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

                                                                     YEAR ENDED OCT. 31,
CLASS R5*                                          -------------------------------------------------------
PER SHARE DATA                                      2009         2008        2007        2006        2005
Net asset value, beginning of period                $7.71       $16.30      $14.76      $12.67      $12.39
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                         (.06)        (.06)       (.13)       (.13)       (.13)
Net gains (losses) (both realized and
 unrealized)                                         1.06        (6.24)       3.30        2.72         .41
----------------------------------------------------------------------------------------------------------
Total from investment operations                     1.00        (6.30)       3.17        2.59         .28
----------------------------------------------------------------------------------------------------------
Proceeds from regulatory settlement(a)                 --          .12          --          --          --
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Distributions from realized gains                      --        (2.41)      (1.63)       (.50)         --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $8.71        $7.71      $16.30      $14.76      $12.67
----------------------------------------------------------------------------------------------------------
TOTAL RETURN                                       12.97%      (43.87%)(a)  23.62%      21.08%       2.26%
----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(b)
Gross expenses prior to expense
 waiver/reimbursement                               1.88%        1.39%       1.29%       1.33%       1.33%
----------------------------------------------------------------------------------------------------------
Net expenses after expense waiver/
 reimbursement(c)                                   1.68%        1.39%       1.29%       1.33%       1.33%
----------------------------------------------------------------------------------------------------------
Net investment income (loss)                        (.55%)       (.55%)      (.86%)      (.96%)     (1.02%)
----------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DATA
Net assets, end of period (in millions)                $1           $3          $5          $4          $4
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              162%         156%        116%         92%         96%
----------------------------------------------------------------------------------------------------------


NOTES TO FINANCIAL HIGHLIGHTS
* Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.
(a) In June 2008, the Fund received its portion of the proceeds from a regulatory settlement between an unaffiliated third party and the SEC. Excluding the effect of this item, total return for Class A, Class B, Class C, Class R2 and Class R5 would have been (44.93%), (45.33%), (45.10%),
    (45.10%), and (44.62%), respectively.
(b) In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Such indirect expenses are not included in the reported expense ratios.
(c) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of underlying funds).
(d) For the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009.
(e) Annualized.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
34  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. ORGANIZATION

Seligman Frontier Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act) as a diversified, open-end management investment company and has 500 million authorized shares of capital stock. The Fund invests primarily in equity securities of small U.S. companies.

The Fund offers Class A, Class B, Class C, Class I, Class R2, Class R3, Class R4 and Class R5 shares.

- Class A shares are offered with a front-end sales charge, which may be waived under certain circumstances.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares one month after the completion of the eighth year of ownership if originally purchased in a RiverSource fund on or after May 21, 2005 or originally purchased in a Seligman fund on or after June 13, 2009. Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund prior to June 13, 2009 will convert to Class A shares in the month prior to the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

- Effective June 13, 2009, Class R and Class I* shares were redesignated as Class R2 and Class R5 shares, respectively. Class R2 and Class R5 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors. Prior to June 13, 2009, Class R shares (redesignated to Class R2 shares) charged a 1% CDSC on shares sold within one year of initial purchase.

- Effective Aug. 3, 2009, Class I*, Class R3 and Class R4 shares are offered without a front-end sales charge or CDSC to qualifying institutional investors.

* All references within the report reflect the redesignated shares classes (i.e., the Class I shares in existence on or before June 13, 2009 are reflected below as Class R5 shares, and the Class I shares reflected below are a new share class for the Fund).

Effective May 16, 2008, Class D shares converted to Class C shares and as of that date the Fund no longer offers Class D shares.

At Oct. 31, 2009, RiverSource Investments, LLC (RiverSource Investments) and affiliated funds-of-funds in the RiverSource Family of Funds owned 100% of Class I shares, and RiverSource Investments owned 100% of Class R3 shares.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan

--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  35

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ADOPTION OF NEW ACCOUNTING STANDARD
In June 2009, the Financial Accounting Standards Board (FASB) established the FASB Accounting Standards Codification(TM )(Codification) as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP). The Codification supersedes existing non-grandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective for financial statements issued for interim and annual periods ending after Sept. 15, 2009. The Codification did not have a material effect on the Fund's financial statements.

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
All securities are valued at the close business of the New York Stock Exchange
(NYSE). Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued by an independent pricing service using an evaluated bid. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. The procedures adopted by the Fund's Board of Directors (the Board) generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities (such as foreign securities) that is not reflected in price quotations or valuations

--------------------------------------------------------------------------------
36  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time.

Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE, including significant movements in the U.S. market after foreign exchanges have closed. Accordingly, in those situations, Ameriprise Financial, Inc. (Ameriprise Financial), parent company of RiverSource Investments, as administrator to the Fund, will fair value foreign securities pursuant to procedures adopted by the Board, including utilizing a third party pricing service to determine these fair values. These procedures take into account multiple factors, including movements in the U.S. securities markets, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates. Typically, those maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value. Investments in money market funds are valued at net asset value.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

PAYMENTS FROM THE INVESTMENT MANAGER
The investment manager (RiverSource Investments) and the predecessor investment manager voluntarily reimbursed the Fund $2,908 and $91,980 for losses on trading errors for the years ended Oct. 31, 2009 and 2008, respectively.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income (which includes net short-term capital gains) to shareholders. No provision for income or excise taxes is thus required.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  37

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

DIVIDENDS TO SHAREHOLDERS
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available, is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

3. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
On Nov. 7, 2008, RiverSource Investments announced the closing of its acquisition (the Acquisition) of J. & W. Seligman & Co. Incorporated (JWS). With the Acquisition completed and the shareholders of the Fund having previously approved (at a Special meeting held in November 2008) a new Investment Management Services Agreement between RiverSource Investments and the Fund, RiverSource Investments became the new Investment Manager of the Fund effective Nov. 7, 2008.

Under an Investment Management Services Agreement, the Investment Manager determines which securities will be purchased, held or sold. Effective June 29, 2009, the management fee is an annual fee that is equal to a percentage of the Fund's average daily net assets that declines from 0.885% to 0.79% as the Fund's net assets increase. Prior to June 29, 2009, the Investment Manager received an annual fee equal to a percentage of the Fund's average daily net assets that declined from 0.95% to 0.85% as the Fund's net assets increased. The management fee for the year ended Oct. 31, 2009 was 0.93% of the Fund's average daily net assets. The reduction in the investment management services fee schedule on June 29, 2009 is related to the elimination of the administrative portion of the management fee that is now being charged separately to the Fund through the Administrative Services Agreement with Ameriprise Financial. See Administrative services fees below for more information. For the year ended Oct. 31, 2009, RiverSource Investments and JWS received $315,432 and $6,150 in management fees, respectively.


--------------------------------------------------------------------------------
38  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, effective June 29, 2009, the Fund pays Ameriprise Financial an annual fee for administration and accounting services equal to a percentage of the Fund's average daily net assets that declines from 0.08% to 0.05% as the Fund's net assets increase. The fee for the year ended Oct. 31, 2009 was 0.03% of the Fund's average daily net assets. Prior to June 29, 2009, Ameriprise Financial administered certain aspects of the Fund's business and other affairs for no additional fee. The fees payable under the Administrative Services Agreement beginning on June 29, 2009 are offset by corresponding decreases in the investment management fees charged to the Fund and the elimination of separate fees that were previously payable to State Street Bank and Trust Company, in its capacity as the Fund's prior administrative agent. Prior to Nov. 7, 2008, administrative services were provided to the Fund by JWS as part of its former management agreement with the Fund.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the period from Nov. 7, 2008 through Oct. 31, 2009, other expenses paid to this company were $286.

COMPENSATION OF BOARD MEMBERS
Under a Deferred Compensation Plan (the Plan), the board members who are not "interested persons" of the Fund under the 1940 Act may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other funds in the RiverSource Family of Funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the funds until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains Fund shareholder accounts and records and provides Fund shareholder services. Effective June 15, 2009, the Fund pays the Transfer Agent an annual account-based fee at a rate equal to $19.50 for Class A, $20.50 for Class B and $20.00 for Class C for this service. The Transfer Agent also charges an annual fee of $3 per account serviced directly by the Fund or its designated agent for Class A, Class B and Class C shares. The Fund also pays the Transfer Agent an annual asset-based fee at a rate of 0.05% of the Fund's average daily net assets attributable to Class R2, Class R3, Class R4 and Class R5 shares. The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for the 12 month period from the date the

--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  39

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

account becomes inactive. These fees were $116,180 for the period from June 15, 2009 through Oct. 31, 2009, which are included in the transfer agency fees in the Statement of Operations.

Prior to June 15, 2009, Seligman Data Corp. (SDC), owned by six associated investment companies, provided shareholder servicing and transfer agency services to the Fund, as well as certain other Seligman funds. In January 2009, the Board approved the Fund's termination of the shareholder servicing and transfer agency relationship with SDC and the engagement of RiverSource Service Corporation to provide transfer agency services. As a result of the Board's termination of the shareholder servicing and transfer agency relationship with SDC (which was SDC's sole business), SDC has exited the transfer agent business, effective June 15, 2009.

For the period from Nov. 1, 2008 to June 15, 2009, SDC charged the Fund $82,539 for shareholder account and transfer agent services in accordance with a methodology approved by the Fund's Board. Class R5 shares received more limited shareholder services than the Fund's other classes of shares. SDC did not allocate to Class R5 the costs of any of its departments that did not provide services to the Class R5 shareholders. Costs of SDC directly attributable to the other classes of the Fund were charged to those classes in proportion to their relative net asset values. Costs directly attributable to Class R5 shares were charged to Class R5. The remaining charges were allocated to all classes by SDC pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

In connection with the termination of the Fund's relationship with SDC, the Fund incurred certain non-recurring charges including charges relating to the remaining periods of SDC's leases (the Non-Recurring Charges). These Non-Recurring Charges were incurred over a period from Jan. 28, 2009 to June 12, 2009, and amounted to $50,554 or 0.15% of the Fund's average daily net assets for the year ended Oct. 31, 2009. These Non-Recurring Charges are included in transfer agency fees in the Statement of Operations. The Non-Recurring Changes are included in the Fund's total expenses and are, therefore, subject to any expense waiver/reimbursements described below.

The Fund and certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by SDC, including the payment of rent by SDC (the Guaranty). The lease and the Guaranty expire in January 2019. At Oct. 31, 2009, the Fund's total potential future obligation under the Guaranty over the life of the Guaranty is $54,227. The liability remaining at Oct. 31, 2009 for Non-Recurring Charges amounted to

--------------------------------------------------------------------------------
40  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


$27,765 and is included within accrued transfer agency fees in the Statement of Assets and Liabilities.

PLAN ADMINISTRATION SERVICES FEES
Under a Plan Administration Services Agreement, effective June 15, 2009, the Fund pays the Transfer Agent an annual fee at a rate of 0.25% of the Fund's average daily net assets attributable to Class R2, Class R3 and Class R4 shares for the provision of various administrative, recordkeeping, communication and educational services.

DISTRIBUTION FEES
The Fund has an agreement with RiverSource Fund Distributors, Inc. (formerly Seligman Advisors, Inc.) (the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A and Class R3 shares, a fee at an annual rate of up to 0.50% of the Fund's average daily net assets attributable to Class R2 shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares.

For Class B and Class C shares, of the 1.00% fee, up to 0.75% is reimbursed for distribution expenses. For Class R shares (redesignated Class R2 shares on June 13, 2009), of the 0.50% fee, up to 0.25% of the fee is reimbursed for distribution expenses. The amount of distribution expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $22,000 and $1,326,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of July 31, 2009, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.

SALES CHARGES
Sales charges, including front-end and CDSCs, received by the Distributor for distributing Fund shares were $157 for Class A, $912 for Class B and $288 for Class C for the year ended Oct. 31, 2009. Effective June 13, 2009, the 1% CDSC was eliminated for Class R2 shares.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  41

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Oct. 31, 2009, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*) were as follows:

Class A..............................................  1.86%
Class B..............................................  2.63
Class C..............................................  2.61
Class I..............................................  1.06
Class R2.............................................  2.14
Class R3.............................................  1.62
Class R4.............................................  1.37
Class R5.............................................  1.68


Under an agreement that was effective until June 27, 2009, the Fund's Investment Manager (RiverSource Investments) and predecessor investment manager (JWS) contractually agreed to waive certain fees and reimburse the Fund's expenses to the extent that the Fund's "other expenses" (those expenses other than management fees, 12b-1 fees, interest on borrowings, and extraordinary expenses, including litigation expenses) exceeded 0.78% of the class' average daily net assets. For the period from Nov. 1, 2008 through June 27, 2009, the amount of expenses reimbursed by RiverSource Investments and JWS were $152,985 and $3,762, respectively.

Under an agreement which was effective from June 27, 2009 (Aug. 3, 2009 for Class I, Class R3 and Class R4) through Aug. 10, 2009, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding fees and expenses of acquired funds*), would not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.98%
Class B..............................................  2.73
Class C..............................................  2.73
Class I..............................................  1.73
Class R2.............................................  2.23
Class R3.............................................  1.98
Class R4.............................................  1.73
Class R5.............................................  1.73


Effective Aug. 10, 2009, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Dec. 31, 2010, unless sooner terminated at the discretion of the Board, such that net expenses

--------------------------------------------------------------------------------
42  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

(excluding fees and expenses of acquired funds*), will not exceed the following percentage of the class' average daily net assets:

Class A..............................................  1.51%
Class B..............................................  2.29
Class C..............................................  2.28
Class I..............................................  1.06
Class R2.............................................  1.86
Class R3.............................................  1.61
Class R4.............................................  1.36
Class R5.............................................  1.11


* In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and the Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

For the period from June 27, 2009 through Oct. 31, 2009, the transfer agency fees waived/reimbursed at the class level were as follows:

Class A............................................  $33,255
Class B............................................    1,675
Class C............................................   12,951
Class R2...........................................       52
Class R5...........................................       44


For the period from June 27, 2009 through Oct. 31, 2009, the management fees waived/reimbursed at the Fund level were $46,568.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $56,320,755 and $63,939,249, respectively, for the year ended Oct. 31, 2009. Realized gains and losses are determined on an identified cost basis.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  43

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated were as follows:

YEAR ENDED OCT. 31,                            2009      2008(a)
-----------------------------------------------------------------
CLASS A
Sold                                          141,246     171,733
Converted from Class B(b)                      20,151      34,067
Reinvested distributions                           --     591,519
Redeemed                                     (771,744)   (693,807)
-----------------------------------------------------------------
Net increase (decrease)                      (610,347)    103,512
-----------------------------------------------------------------

CLASS B
Sold                                           13,192      21,932
Converted to Class A(b)                       (24,957)    (41,914)
Reinvested distributions                           --      58,949
Redeemed                                      (39,269)    (72,896)
-----------------------------------------------------------------
Net increase (decrease)                       (51,034)    (33,929)
-----------------------------------------------------------------

CLASS C
Sold                                           71,581     148,144
Converted from Class D(c)                          --   1,525,120
Reinvested distributions                           --      53,260
Redeemed                                     (329,875)   (365,308)
-----------------------------------------------------------------
Net increase (decrease)                      (258,294)  1,361,216
-----------------------------------------------------------------

CLASS D
Sold                                              N/A      43,024
Reinvested distributions                          N/A     309,012
Redeemed                                          N/A    (221,628)
Converted to Class C(c)                           N/A  (1,532,045)
-----------------------------------------------------------------
Net increase (decrease)                           N/A  (1,401,637)
-----------------------------------------------------------------

CLASS I(d)
Sold                                          114,806         N/A
Reinvested distributions                           --         N/A
Redeemed                                           --         N/A
-----------------------------------------------------------------
Net increase (decrease)                       114,806         N/A
-----------------------------------------------------------------

CLASS R2(e)
Sold                                            7,643       6,604
Reinvested distributions                           --       1,291
Redeemed                                       (8,464)     (2,956)
-----------------------------------------------------------------
Net increase (decrease)                          (821)      4,939
-----------------------------------------------------------------



--------------------------------------------------------------------------------
44  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

YEAR ENDED OCT. 31,                            2009      2008(a)
-----------------------------------------------------------------
CLASS R3(d)
Sold                                              623         N/A
Reinvested distributions                           --         N/A
Redeemed                                           --         N/A
-----------------------------------------------------------------
Net increase (decrease)                           623         N/A
-----------------------------------------------------------------

CLASS R4(d)
Sold                                            1,128         N/A
Reinvested distributions                           --         N/A
Redeemed                                           --         N/A
-----------------------------------------------------------------
Net increase (decrease)                         1,128         N/A
-----------------------------------------------------------------

CLASS R5(e)
Sold                                          106,736     102,154
Reinvested distributions                           --      62,594
Redeemed                                     (453,449)    (81,550)
-----------------------------------------------------------------
Net increase (decrease)                      (346,713)     83,198
-----------------------------------------------------------------


(a) Certain line items from the prior year have been renamed to conform to the current year presentation.
(b) Automatic conversion of Class B shares to Class A shares based on the original purchase date.
(c) Effective May 16, 2008, Class D shares converted to Class C shares.
(d) For the period from Aug. 3, 2009 (when shares became publicly available) to Oct. 31, 2009.
(e) Effective June 13, 2009, Class R and Class I shares were redesignated as Class R2 and Class R5 shares, respectively.

6. LENDING OF PORTFOLIO SECURITIES

Effective May 15, 2009, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral balance are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At Oct. 31, 2009, securities valued at $8,448,078 were on loan, secured by cash collateral of $8,954,128 invested in short-term securities or in cash equivalents.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  45

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower's failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income of $10,479 earned from securities lending for the year ended Oct. 31, 2009 is included in the Statement of Operations. The Fund also continues to earn interest and dividends on the securities loaned.

7. AFFILIATED MONEY MARKET FUND

The Fund may invest its daily cash balance in RiverSource Short-Term Cash Fund, a money market fund established for the exclusive use of the funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. The cost of the Fund's purchases and proceeds from sales of shares of RiverSource Short-Term Cash Fund aggregated $6,801,874 and $5,625,283, respectively, for the year ended Oct. 31, 2009. The income distributions received with respect to the Fund's investment in RiverSource Short-Term Cash Fund can be found in the Statement of Operations and the Fund's invested balance in RiverSource Short-Term Cash Fund at Oct. 31, 2009, can be found in the Portfolio of Investments.

8. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on Oct. 15, 2009, replacing the prior credit facilities. The credit facility agreement, which is a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permits collective borrowings up to $300 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $200 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $500 million. Participation in such increase by any existing lender shall be at

--------------------------------------------------------------------------------
46  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


such lender's sole discretion. Interest is charged to the Fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (A) 1.25% per annum plus (B) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum, in addition to an upfront fee equal to its pro rata share of 0.04% of the amount of the credit facility.

For the period from June 17, 2009 through to Oct. 15, 2009, the credit facility agreement, which was a collective agreement between the Fund and certain other funds in the RiverSource Family of Funds, severally and not jointly, permitted collective borrowings up to $475 million. Interest was charged to the Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

Prior to June 17, 2009, the Fund participated in a joint $200 million committed line of credit that was shared by substantially all funds in the Seligman Group of Investment Companies. The Board had limited the Fund's borrowings to 10% of its net assets. Borrowings pursuant to the credit facility were subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurred a commitment fee of 0.12% per annum on its share of the unused portion of the credit facility. The credit facility may have been drawn upon only for temporary purposes and was subject to certain other customary restrictions. The Fund had no borrowings during the year ended Oct. 31, 2009.

9. PROCEEDS FROM REGULATORY SETTLEMENT

During the year ended Oct. 31, 2008, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $665,627, which represented the Fund's portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in capital.

10. FEDERAL TAX INFORMATION

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of re-characterization of real estate investment trust (REIT) distributions and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions,

--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  47

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

In the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, excess of distributions over net investment income has been decreased by $381,715 and accumulated net realized loss has been decreased by $1,285 resulting in a net reclassification adjustment to decrease paid-in capital by $383,000.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED OCT. 31,                             2009     2008
---------------------------------------------------------------
Ordinary income...............................   $--  4,422,363
Long-term capital gain........................    --  9,017,387


At Oct. 31, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income..................  $        --
Undistributed accumulated long-term gain.......  $        --
Accumulated realized loss......................  $(8,888,714)
Unrealized appreciation (depreciation).........  $(4,087,735)


For federal income tax purposes, the Fund had a capital loss carry-over of $8,888,714 at Oct. 31, 2009, that if not offset by capital gains will expire as follows:


   2016          2017
$1,048,243    $7,840,471


It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carry-over has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carry-over before it expires.

11. SUBSEQUENT EVENTS

Management has evaluated Fund related events and transactions that occurred during the period from the date of the Statement of Assets and Liabilities through Dec. 21, 2009, the date of issuance of the Fund's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Fund's financial statements.

12. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the

--------------------------------------------------------------------------------
48  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company (now known as RiverSource) mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court, asking the U.S. Supreme Court to stay the District Court proceedings while the U.S. Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co. Incorporated (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in

--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  49

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG).

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman was and had been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds. This settlement resolved all outstanding matters between the Seligman Parties and the NYAG. In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and

--------------------------------------------------------------------------------
50  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------


Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  51

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SELIGMAN FRONTIER FUND, INC.:



We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. (the Fund) as of October 31, 2009, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and financial highlights of the Fund for the periods presented through October 31, 2008, were audited by other auditors whose report dated December 30, 2008, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.


--------------------------------------------------------------------------------
52  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

In our opinion, the 2009 financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. at October 31, 2009, the results of its operations, changes in its net assets and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
December 21, 2009


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  53

FEDERAL INCOME TAX INFORMATION -------------------------------------------------
(UNAUDITED)

Fiscal year ended Oct. 31, 2009

The Fund designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.


--------------------------------------------------------------------------------
54  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource Family of Funds that each Board member oversees consists of 132 funds, which includes 100 RiverSource funds and 32 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Family of Funds, 1999-2006; former    None
901 S. Marquette Ave.      1999                  Governor of Minnesota
Minneapolis, MN 55402
Age 75
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 55
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley University
Age 59
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 70                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  55

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 66
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 57
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Vice           Digital Ally, Inc.
901 S. Marquette Ave.      2008                  President and General Counsel, Automotive Legal          (digital imaging);
Minneapolis, MN 55402                            Affairs, Chrysler Corporation, 1990-1997                 Infinity, Inc. (oil
Age 68                                                                                                    and gas exploration
                                                                                                          and production); OGE
                                                                                                          Energy Corp. (energy
                                                                                                          and energy services)
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceuticals,
Minneapolis, MN 55402                            Biotech                                                  Inc.
Age 65                                                                                                    (biotechnology);
                                                                                                          Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
56  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. since 2005;
Financial Center           Vice President since  President, Chairman of the Board and Chief Investment
Minneapolis, MN 55474      2002                  Officer, RiverSource Investments, LLC since 2001;
Age 49                                           Director, President and Chief Executive Officer,
                                                 Ameriprise Certificate Company since 2006; Chairman of
                                                 the Board and Chief Executive Officer, RiverSource
                                                 Distributors, Inc. since 2006 and of RiverSource Fund
                                                 Distributors, Inc. since 2008; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc., 2001-2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments or Ameriprise Financial.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; or visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds).

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           and Director and Vice President -- Asset Management,
Minneapolis, MN 55474                            Products and Marketing, RiverSource Distributors, Inc.
Age 44                                           since 2006 and of RiverSource Fund Distributors, Inc.
                                                 since 2008; Managing Director and Global Head of
                                                 Product, Morgan Stanley Investment Management, 2004-
                                                 2006; President, Touchstone Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  57

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 45                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Chief Administrative Officer, RiverSource Investments,
5228 Ameriprise Financial  2006                  LLC since 2009; Vice President -- Asset Management and
Center Minneapolis, MN                           Trust Company Services, RiverSource Investments, LLC,
55474                                            2006-2009; Vice President -- Operations and Compliance,
Age 44                                           RiverSource Investments, LLC, 2004-2006; Director of
                                                 Product Development -- Mutual Funds, Ameriprise
                                                 Financial, Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006 and of
Minneapolis, MN 55474                            RiverSource Fund Distributors, Inc. since 2008
Age 54
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 50                                           since 2006; Chief Counsel, RiverSource Fund
                                                 Distributors, Inc. since 2008; Vice President, General
                                                 Counsel and Secretary, Ameriprise Certificate Company
                                                 since 2005; Vice President -- Asset Management
                                                 Compliance, Ameriprise Financial, Inc., 2004-2005;
                                                 Senior Vice President and Chief Compliance Officer,
                                                 USBancorp Asset Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Eleanor T.M. Hoagland      Chief Compliance      Chief Compliance Officer, RiverSource Investments, LLC,
100 Park Avenue            Officer since 2009    Ameriprise Certificate Company and RiverSource Service
New York, NY 10010                               Corporation since 2009; Chief Compliance Officer for
Age 58                                           each of the Seligman funds since 2004; Anti-Money
                                                 Laundering Prevention Officer and Identity Theft
                                                 Prevention Officer for each of the Seligman funds since
                                                 2008; Managing Director, J. & W. Seligman & Co.
                                                 Incorporated and Vice-President for each of the
                                                 Seligman funds, 2004-2008
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Vice President -- Compliance, Ameriprise Financial,
2934 Ameriprise Financial  Prevention Officer    Inc. since 2008; Anti-Money Laundering Officer,
Center                     since 2004            Ameriprise Financial, Inc. since 2004; Compliance
Minneapolis, MN 55474                            Director, Ameriprise Financial, Inc., 2004-2008
Age 45
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
58  SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT

PROXY VOTING  ------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling the RiverSource Family of Funds at 1(800) 221-2450; contacting your financial intermediary; visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds); or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds (for RiverSource and Threadneedle funds) or seligman.com (for Seligman funds); or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
                                SELIGMAN FRONTIER FUND -- 2009 ANNUAL REPORT  59

SELIGMAN FRONTIER FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

SELIGMAN.COM


                           This report must be accompanied or preceded by the Fund's
                           current prospectus. Seligman mutual funds are part of the
                           RiverSource Family of Funds, and are distributed by
                           RiverSource Fund Distributors, Inc., Member FINRA, and
                           managed by RiverSource Investments, LLC. RiverSource and
                           Threadneedle are part of Ameriprise Financial, Inc. Seligman is an offering brand of RiverSource Investments.
(SELIGMAN LOGO)            (C)2009 RiverSource Investments, LLC.                             SL-9904 A (12/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a)

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne P. Jones, each qualify as audit committee financial experts.

Item 4.  Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for Seligman Frontier Fund, Inc. were as follows:

                                 2009 - $20,140

(b) Audit-Related Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional audit-related services rendered for Seligman Frontier Fund, Inc. were as follows:

                                   2009 - $813

(c) Tax Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for tax compliance related services rendered for Seligman Frontier Fund, Inc. were as follows:

                                  2009 - $3,180

(d) All Other Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP for additional professional services rendered for Seligman Frontier Fund, Inc. were as follows:

                                    2009 - $0

(e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2009 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Oct. 31, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                                 2009 - $826,479

(h) 100% of the services performed in item (g) above during 2009 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6.  Investments.

(a)  The complete schedule of investments is included in Item 1 of this Form
     N-CSR.

(b)  Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Seligman Frontier Fund, Inc.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -------------------------------------
   Patrick T. Bannigan
   President and Principal Executive
   Officer

Date January 4, 2010


By /s/ Jeffrey P. Fox
   -------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial
   Officer

Date January 4, 2010